THRIVENT MUTUAL FUNDS

Supplement to Prospectus Dated June 30, 2005

With respect to Thrivent Partner Small Cap Growth Fund

Effective August 4, 2005, Westcap Investors LLC ("Westcap") was acquired by Transamerica Investment Management LLC ("TIM"). TIM was organized as a limited liability company under the laws of the state of Delaware in 2000. The founding member of TIM, Transamerica Investment Services, Inc., is an investment adviser that had been providing investment advisory services to investment companies since 1968. TIM manages equity and fixed income funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of June 30, 2005, TIM managed approximately $17 billion in assets including separate accounts, commingled funds and mutual funds. TIM's principal place of business is located at 1150 South Olive Street, Los Angeles, California 90015. There has been no change in the scope of services and subadvisory fees, and the portfolio managers identified in the prospectus as members of the Westcap investment management group continue to serve as portfolio managers for the Fund.

The date of this Supplement is August 17, 2005.

Please include this Supplement with your Prospectus.